Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Third Quarter 2023 Results
Strengthening Core and Expanding Market Access
Singapore – August 8, 2023 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its third fiscal quarter ended July 1, 2023. The Company reported third quarter net revenue of $190.9 million, net income of $4.2 million, representing EPS of $0.07 per fully diluted share, and non-GAAP net income of $31.9 million, representing non-GAAP EPS of $0.55 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q3 2023	Change vs. Fiscal Q3 2022	Change vs. Fiscal Q2 2023
Net Revenue	$190.9 million	down 48.7%	up 10.3%
Gross Profit	$90.0 million	down 52.8%	up 7%
Gross Margin	47.2%	down 400 bps	down 140 bps
Loss from Operations	$(4.5) million	down 103.7%	down 135.7%
Operating Margin	(2.4)%	down 3520 bps	down 970 bps
Net Income	$4.2 million	down 96.5%	down 72%
Net Margin	2.2%	down 2980 bps	down 650 bps
EPS – Diluted	$0.07	down 96.5%	down 73.1%

Quarterly Results - Non-GAAP
	Fiscal Q3 2023	Change vs. Fiscal Q3 2022	Change vs. Fiscal Q2 2023
Income from Operations	$24.3 million	down 81.2%	up 19.1%
Operating Margin	12.7%	down 2200 bps	up 90 bps
Net Income	$31.9 million	down 74.5%	up 45.7%
Net Margin	16.7%	down 1690 bps	up 400 bps
EPS – Diluted	$0.55	down 73.7%	up 44.7%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "Utilization rates and demand have strengthened in our leading core business, which remains closely aligned with long-term assembly trends in high-volume and power semiconductor applications. Additionally, we have reached new customer and technical milestones within our advanced display and advanced packaging portfolios."

Third Quarter Fiscal 2023 Financial Highlights
•Net revenue of $190.9 million.
•Gross margin of 47.2%.
•Net income of $4.2 million or $0.07 per share; non-GAAP net income of $31.9 million or $0.55 per fully diluted share.
•GAAP cash from operations of $9.0 million; Adjusted free cash flow of $(1.6) million.
•Cash, cash equivalents, and short-term investments were $711.8 million as of July 1, 2023.
•The Company repurchased a total of 0.2 million shares of common stock at a cost of $8.5 million.

During the third quarter of fiscal 2023, the Company booked $21.5 million of unique non-cash expenses which were associated with an impairment of a minority equity investment and goodwill impairment charges related to the 2017 acquisition of Liteq BV. Since that acquisition, K&S has deployed approximately $1 billion towards capital expenditures, acquisitions and shareholder returns. Of this cumulative deployment, approximately 75% was returned to shareholders through the Company's cash dividend and opportunistic stock repurchase programs.
Beginning with this quarter, we have reassessed and enhanced our segment reporting, by providing segment level details for our Ball Bonding Equipment, Wedge Bonding Equipment, Advanced Solutions and Aftermarket Products and Services reportable segments, and an “All Others” category. In the course of that reassessment, we identified a material weakness in our internal control over financial reporting as of October 1, 2022, related to segment reporting. We are filing, concurrently with this press release, an amended 10-K for fiscal year 2022 further explaining these changes and revising the segment footnote disclosure. The 10-Q for the third quarter of fiscal 2023 that we will file tomorrow will likewise report data based on the new reporting segments. Importantly, there were no financial impacts associated with the change in segment reporting or the material weakness.
Fourth Quarter Fiscal 2023 Outlook
K&S currently expects net revenue in the fourth quarter of fiscal 2023 ending September 30, 2023 to be approximately $200 million +/- $20 million, GAAP EPS to be approximately $0.33 +/- 10%, and non-GAAP EPS to be approximately $0.42 +/- 10%.

Fusen Chen commented, "Improving core-market demand, increasing assembly complexity and our growing portfolio addressing long-term advanced packaging and advanced display opportunities, provides us with much optimism as we look forward. We continue to anticipate that semiconductor unit growth will improve to above average levels in calendar years 2024 and 2025."

The Company recently introduced its PowerCommTM and PowerNexxTM systems as well as its High Power Interconnect (HPI) solution, which supports both high-volume semiconductor and power semiconductor applications. Additionally, K&S expanded its long-term advanced packaging partnership with the UCLA Center for Heterogeneous Integration and Performance Scaling (CHIPS) and also expanded its advanced display collaborations with TSMT, a global LCD surface-mount technology (SMT) solutions provider.
Earnings Conference Call Details
A conference call to discuss these results will be held on August 9, 2023, beginning at 8:00 am EDT. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast link and supplemental earnings presentation will also be available at investor.kns.com.

A replay will be available from approximately one hour after the completion of the conference call through August 16, 2023 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13734622. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q4F23 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q4F23 is not available without unreasonable effort.

About Kulicke & Soffa

Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the persistent macroeconomic headwinds on our business, our ability to develop, manufacture and gain market acceptance of new products, our ability to maintain effective internal control over financial reporting (as further described below), including our ability to remediate the material weakness found in our internal control over financial reporting, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 1, 2022, filed on November 17, 2022, and amended on August 8, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Pursuant to the Sarbanes-Oxley Act, management is responsible for establishing, evaluating and maintaining effective internal control over financial reporting. In addition, management is required to evaluate the effectiveness of such internal control. Our internal control over financial reporting are processes designed to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP.
The Company is concurrently filing, with this press release, a Form 10-K/A for fiscal year 2022 (the “Form 10-K/A”), which includes only non-financial amendments associated with additional segment level disclosures to be included in the third quarter fiscal 2023 Form 10-Q filing. As further described in our Form 10-K/A, we identified a material weakness in our internal control over financial reporting that existed as of October 1, 2022 and which related to a design gap in the existing review of our segment reporting process.
We are in the process of assessing and finalizing our plan for remediation of the above material weakness, with the oversight of the Audit Committee of the Board of Directors, our Chief Executive Officer and our Chief Financial Officer. The material weakness will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively. These remediation measures may be time consuming and costly. In addition, the measures we have taken to date, and actions we may take in the future, may not be sufficient to remediate the control deficiency that led to such material weakness, and they may not prevent or avoid a potential future material weakness. Any control system, no matter how well designed and implemented, can only provide reasonable and not absolute assurance that the objectives of the control system will be achieved.
If our remediation efforts are insufficient or if additional material weaknesses in internal control over financial reporting are discovered or occur in the future, it could result in errors in our consolidated financial statements that could result in a restatement of our financial statements, and could cause us to fail to meet our reporting obligations. This could materially and adversely affect our business, results of operations and financial condition, restrict our ability to access the capital markets, require us to expend significant resources to correct the material weakness, subject us to fines, penalties or judgments, harm our reputation, adversely affect the trading price of our common stock, or otherwise cause a decline in investor confidence.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Net revenue	$190,917	$372,137	$540,171	$1,217,307
Cost of sales	100,899	181,452	277,355	601,674
Gross profit	90,018	190,685	262,816	615,633

Operating expenses:
Selling, general and administrative	34,550	32,107	108,113	103,594
Research and development	36,578	34,046	107,085	104,496
Impairment charges	21,535	1,346	21,535	1,346
Amortization of intangible assets	1,786	1,109	4,743	3,543
Acquisition-related costs	57	—	498	—
Restructuring	—	—	879	126
Total operating expenses	94,506	68,608	242,853	213,105
(Loss)/Income from operations	(4,488)	122,077	19,963	402,528
Other income (expense):
Interest income	8,847	2,158	23,406	3,099
Interest expense	(50)	(36)	(116)	(173)
Income before income taxes	4,309	124,199	43,253	405,454
Income tax expense	148	5,165	9,462	36,813
Net income	$4,161	$119,034	$33,791	$368,641

Net income per share:
Basic	$0.07	$2.02	$0.60	$6.05
Diluted	$0.07	$1.99	$0.59	$5.95

Cash dividends declared per share	$0.19	$0.17	$0.57	$0.51

Weighted average shares outstanding:
Basic	56,553	58,985	56,763	60,951
Diluted	57,519	59,955	57,684	61,940

	Three months ended		Nine months ended
Supplemental financial data:	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Depreciation and amortization	$8,591	$5,210	$20,746	$15,773
Capital expenditures	10,451	4,953	43,485	11,213
Equity-based compensation expense:
Cost of sales	272	193	903	727
Selling, general and administrative	3,800	3,233	12,398	10,485
Research and development	1,331	1,039	4,002	3,261
Total equity-based compensation expense	$5,403	$4,465	$17,303	$14,473

	As of
	July 1, 2023	July 2, 2022
Number of employees	3,045	3,405

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	July 1, 2023	October 1, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$401,806	$555,537
Short-term investments	310,000	220,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $0, respectively	198,107	309,323
Inventories, net	227,991	184,986
Prepaid expenses and other current assets	45,144	62,200
TOTAL CURRENT ASSETS	1,183,048	1,332,046

Property, plant and equipment, net	113,567	80,908
Operating right-of-use assets	46,351	41,767
Goodwill	89,291	68,096
Intangible assets, net	31,418	31,939
Deferred tax assets	40,926	25,572
Equity investments	433	5,397
Other assets	3,088	2,874
TOTAL ASSETS	$1,508,122	$1,588,599

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	52,857	67,311
Operating lease liabilities	6,569	6,766
Accrued expenses and other current liabilities	120,506	134,541
Income taxes payable	16,844	40,063
TOTAL CURRENT LIABILITIES	196,776	248,681

Deferred tax liabilities	36,735	34,037
Income taxes payable	50,673	64,634
Operating lease liabilities	41,390	34,927
Other liabilities	12,836	11,670
TOTAL LIABILITIES	338,410	393,949

SHAREHOLDERS' EQUITY
Common stock, no par value	572,338	561,684
Treasury stock, at cost	(728,064)	(675,800)
Retained earnings	1,343,163	1,341,666
Accumulated other comprehensive loss	(17,725)	(32,900)
TOTAL SHAREHOLDERS' EQUITY	$1,169,712	$1,194,650

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,508,122	$1,588,599

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Net cash provided by operating activities	$8,976	$104,616	$95,912	$273,625
Net cash provided by / (used in) investing activities	24,473	(75,119)	(161,724)	66,342
Net cash used in financing activities	(19,447)	(39,841)	(92,358)	(250,905)
Effect of exchange rate changes on cash and cash equivalents	(1,298)	(4,328)	4,439	(6,069)
Changes in cash and cash equivalents	12,704	(14,672)	(153,731)	82,993
Cash and cash equivalents, beginning of period	389,102	460,453	555,537	362,788
Cash and cash equivalents, end of period	$401,806	$445,781	$401,806	$445,781

Short-term investments	310,000	300,000	310,000	300,000
Total cash, cash equivalents and short-term investments	$711,806	$745,781	$711,806	$745,781

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	July 1, 2023	July 2, 2022	April 1, 2023
Net revenue	$190,917	$372,137	$173,021
U.S. GAAP (loss)/income from operations	(4,488)	122,077	12,629
U.S. GAAP operating margin	(2.4)%	32.8%	7.3%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,786	1,109	1,563
Restructuring	—	—	504
Equity-based compensation	5,403	4,465	5,379
Impairment charges	21,535	1,346	—
Acquisition-related costs	57	—	334
Non-GAAP income from operations	$24,293	$128,997	$20,409
Non-GAAP operating margin	12.7%	34.7%	11.8%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	July 1, 2023	July 2, 2022	April 1, 2023
Net revenue	$190,917	$372,137	$173,021
U.S. GAAP net income	4,161	119,034	15,041
U.S. GAAP net margin	2.2%	32.0%	8.7%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,786	1,109	1,563
Restructuring	—	—	504
Equity-based compensation	5,403	4,465	5,379
Impairment charges	21,535	1,346	—
Acquisition-related costs	57	—	334
Net income tax benefit on non-GAAP items	(1,060)	(865)	(892)
Total non-GAAP adjustments	$27,721	$6,055	$6,888
Non-GAAP net income	$31,882	$125,089	$21,929
Non-GAAP net margin	16.7%	33.6%	12.7%

U.S. GAAP net income per share:
Basic	0.07	2.02	0.27
Diluted(a)	0.07	1.99	0.26

Non-GAAP adjustments per share:(b)
Basic	0.49	0.10	0.12
Diluted	0.48	0.10	0.12

Non-GAAP net income per share:
Basic	$0.56	$2.12	$0.39
Diluted(c)	$0.55	$2.09	$0.38

Weighted average shares outstanding:
Basic	56,553	58,985	56,684
Diluted	57,519	59,955	57,577
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, impairment relating to assets acquired through business combinations, impairment relating to equity investments, acquisition and integration costs, equity-based compensation expenses, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	July 1, 2023	July 2, 2022	April 1, 2023
U.S. GAAP net cash provided by operating activities	$8,976	$104,616	$1,820
Expenditures for property, plant and equipment	(10,610)	(4,722)	(10,637)
Proceeds from sales of property, plant and equipment	83	—	235

Non-GAAP adjusted free cash flow	(1,551)	99,894	(8,582)